UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

TICKER: BRTNX

Semi-Annual Shareholder Report

June 30, 2026

This semi-annual shareholder report contains important information about the Bretton Fund ("Fund") for the period of January 1, 2026 to June 30, 2026. You can find additional information about the Fund at https://brettonfund.com/investing. You can also request this information by contacting us at 800.231.2901.

What were the Fund costs for the last six months?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Bretton Fund	$67	1.35%[1]
[1]	Annualized.
Management's Discussion of Fund Performance

For the first half of the year, the biggest contributor to the Fund was Alphabet, the parent company of Google, whose stock surged as it generated strong financial results and appeared better positioned than expected in artificial intelligence. The second biggest contributor was UnitedHealth Group, which rebounded from its weak performance a year ago. The company managed to make aggressive fixes to its problems of higher medical costs and unprofitable plans.

How did the Fund perform over the past 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	1 Year	5 Years	10 Years
Bretton Fund	10.36%	10.67%	13.79%
S&P 500 Index	22.32%	13.41%	15.51%
Fund Statistics
Net Assets ($)	$126,524,920
Number of Portfolio Holdings	20
Portfolio Turnover Rate (%)	4%

What did the Fund invest in?
Sectors (% of net assets)

*	Net Cash represents cash, cash equivalents and other assets in excess of liabilities.

Top Ten Holdings (% of net assets)

Alphabet Inc. - Class C	15.92%
UnitedHealth Group Incorporated	7.13%
JPMorgan Chase & Co.	6.21%
American Express Company	6.18%
Ross Stores Inc.	5.84%
The Progressive Corporation	5.77%
Bank of America Corporation	5.67%
AutoZone, Inc.	5.05%
Visa Inc. - Class A	4.83%
MasterCard Incorporated - Class A	4.46%
Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://brettonfund.com/investing.

1

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Bretton Fund
			Schedule of Investments
		June 30, 2026 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets

COMMON STOCKS

Cement, Hydraulic
23,100	Eagle Materials Inc.	$ 5,425,153	$ 5,197,500	4.11%

Finance Services
23,100	American Express Company	1,887,694	7,813,575	6.18%

Fire, Marine & Casualty Insurance
5,000	Berkshire Hathaway Inc. - Class B *	726,179	2,501,950
33,400	The Progressive Corporation	2,377,130	7,296,230
		3,103,309	9,798,180	7.74%

Hospital & Medical Service Plans
21,700	UnitedHealth Group Incorporated	6,932,114	9,019,171	7.13%

National Commercial Banks
126,000	Bank of America Corporation	2,683,732	7,179,480
24,000	JPMorgan Chase & Co.	1,799,506	7,855,920
		4,483,238	15,035,400	11.88%

Operative Builders
170,500	Dream Finders Homes, Inc. - Class A *	4,071,715	2,942,830
790	NVR, Inc. *	2,783,401	5,382,586
		6,855,116	8,325,416	6.58%

Retail - Auto & Home Supply Stores
2,000	AutoZone, Inc. *	1,416,158	6,391,880	5.05%

Retail - Family Clothing Stores
34,700	Ross Stores Inc.	1,801,642	7,385,895
30,000	The TJX Companies, Inc.	1,073,320	4,545,000
		2,874,962	11,930,895	9.43%

Services - Business Services, NEC
10,980	MasterCard Incorporated - Class A	1,669,091	5,639,328
17,800	Visa Inc. - Class A	2,417,400	6,107,002
		4,086,491	11,746,330	9.28%

Services - Computer Processing & Data Preparation
57,000	Alphabet Inc. - Class C	2,082,582	20,139,810	15.92%

Services - Consumer Credit Reporting, Collection Agencies
5,500	Moody's Corporation	1,608,073	2,491,060
9,300	S&P Global Inc.	2,655,628	3,787,518
		4,263,701	6,278,578	4.96%

Services - Prepackaged Software
2,100	Constellation Software Inc	3,713,970	3,946,368
14,000	Microsoft Corporation	2,491,786	5,222,280
28,000	SAP SE - ADR	4,346,681	4,315,080
		10,552,437	13,483,728	10.66%

Total for Common Stocks		53,962,955	125,160,463	98.92%

Total Investments		$ 53,962,955	125,160,463	98.92%

Other Assets in Excess of Liabilities			1,364,457	1.08%

Net Assets			$ 126,524,920	100.00%

ADR - American Depositary Receipt.
* Non-Income Producing Securities.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2026

Assets:
Investments at Fair Value	$ 125,160,463
(Cost $53,962,955)
Cash	10,850
Cash Equivalents	1,485,372
Dividends and Interest Receivable	7,756
Total Assets	126,664,441
Liabilities:
Payable to Adviser (Note 4)	139,521
Total Liabilities	139,521
Net Assets	$ 126,524,920

Net Assets Consist of:
Paid In Capital	$ 52,269,128
Total Distributable Earnings (Accumulated Deficit)	74,255,792
Net Assets, for 1,561,915 Shares Outstanding	$ 126,524,920
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($126,524,920/1,561,915 shares)	$ 81.01

Statement of Operations (Unaudited)
For the six month period ended June 30, 2026

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $315)	$ 949,900
Interest	37,573
Total Investment Income	987,473
Expenses:
Management Fees (Note 4)	811,379
Total Expenses	811,379

Net Investment Income (Loss)	176,094

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	2,882,190
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,193,825)
Net Realized and Unrealized Gain (Loss) on Investments	688,365

Net Increase (Decrease) in Net Assets from Operations	$ 864,459

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2026	1/1/2025
	to	to
	6/30/2026	12/31/2025
From Operations:
Net Investment Income (Loss)	$ 176,094	$ (374,264)
Net Realized Gain (Loss) on Investments	2,882,190	1,848,259
Net Change in Unrealized Appreciation (Depreciation)
on Investments	(2,193,825)	11,256,450
Increase (Decrease) in Net Assets from Operations	864,459	12,730,445

From Distributions to Shareholders:	-	(1,842,169)

From Capital Share Transactions:
Proceeds From Sale of Shares	3,558,184	7,499,491
Shares Issued on Reinvestment of Distributions	-	1,841,763
Cost of Shares Redeemed	(590,010)	(1,876,442)
Net Increase (Decrease) from Shareholder Activity	2,968,174	7,464,812

Net Increase (Decrease) in Net Assets	3,832,633	18,353,088

Net Assets at Beginning of Period	122,692,287	104,339,199
Net Assets at End of Period	$ 126,524,920	$ 122,692,287

Share Transactions:
Issued	47,035	101,534
Reinvested	-	22,948
Redeemed	(7,729)	(24,997)
Net Increase (Decrease) in Shares	39,306	99,485
Shares Outstanding Beginning of Period	1,522,609	1,423,124
Shares Outstanding End of Period	1,561,915	1,522,609

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout each period:	1/1/2026		1/1/2025	1/1/2024	1/1/2023	1/1/2022	1/1/2021
	to		to	to	to	to	to
	6/30/2026		12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Net Asset Value -
Beginning of Period	$ 80.58		$ 73.32	$ 61.63	$ 47.81	$ 55.77	$ 43.93
Net Investment Income (Loss) (a)	0.11		(0.25)	(0.30)	(0.22)	(0.20)	(0.12)
Net Gain (Loss) on Investments
(Realized and Unrealized)	0.32		8.74	12.79	14.04	(6.81)	12.31
Total from Investment Operations	0.43		8.49	12.49	13.82	(7.01)	12.19

Distributions (From Realized Capital Gains)	-		(1.23)	(0.80)	-	(0.95)	(0.35)
Total Distributions	-		(1.23)	(0.80)	-	(0.95)	(0.35)

Net Asset Value -
End of Period	$ 81.01		$ 80.58	$ 73.32	$ 61.63	$ 47.81	$ 55.77
Total Return (b)	0.53%	*	11.58%	20.27%	28.91%	(12.56)%	27.76%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 126,525		$ 122,692	$ 104,339	$ 83,367	$ 62,645	$ 67,455
Ratio of Expenses to Average Net Assets	1.35%	**	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.29%	**	-0.33%	-0.43%	-0.42%	-0.41%	-0.24%
Portfolio Turnover Rate	4.24%	*	3.99%	1.42%	0.00%	3.26%	1.38%

* Not Annualized.
** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Bretton Fund
June 30, 2026
(Unaudited)

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2026, there were ten series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund follows the significant accounting policies described in this section.

OPERATING SEGMENTS:
The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statement of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the portfolio managers of the Adviser are deemed to be the Chief Operating Decision Maker.

SECURITY VALUATION:
All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (the “Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. As a result of the Fund’s continued compliance with the IRC requirements of regulated investment companies and the Fund’s limited, if any, exposure to foreign withholding taxes on dividends received, management has determined that there is no material impact of the ASU on the Fund's financial statements.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2026, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

CASH:
For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This may result in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2026, the Fund held $1,485,372 in cash equivalents through a deposit account at Argent Institutional Trust Company, a portion of which, exceeded the FDIC insurance limit of $250,000. The account will bear interest at a variable rate that is determined based on conditions and which may change daily. As of June 30, 2026, the stated interest rate of the account was 3.63%.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described below, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2026:

Valuation Input of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$125,160,463	$ -	$ -	$125,160,463
Total Investments in Securities	$125,160,463	$ -	$ -	$125,160,463

The Fund did not hold any Level 3 assets during the six month period ended June 30, 2026.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2026.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, effective January 1, 2020, the Adviser receives a management fee equal to 1.35% of the average daily net assets of the Fund.

For the six month period ended June 30, 2026, the Adviser earned management fees totaling $811,379, of which $139,521 was due to the Adviser at June 30, 2026.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions, Inc. (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

Total Trustees’ fees plus travel and related expenses related to the Bretton Fund for the six month period ended June 30, 2026 were $6,000. The Trustees who are not interested persons of the Fund were each paid $2,000. Under the Management Agreement, the Adviser pays these fees.

The Chief Compliance Officer ("CCO") of the Fund was paid $3,000, in CCO fees for the six month period ended June 30, 2026, by the Adviser.

6.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2026, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $10,040,820 and $5,066,925, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2026, Thao Dodson, held, in aggregate, 42.63% of the Fund and therefore, may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at June 30, 2026, was $53,962,955.

At June 30, 2026, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation		Net Appreciation/(Depreciation)
$72,929,265	($1,731,757)		$71,197,508

The tax character of distributions was as follows:

	Six Month Period		Fiscal Year
	Ended June 30, 2026		Ended 2025
Ordinary Income	$ -		$ -
Long-Term Capital Gain	-		1,842,169
	$ -		$ 1,842,169

9.) CONCENTRATION OF SECTOR RISK
If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2026, the Fund had 35.86% and 30.76%, respectively, of the value of its net assets invested in stocks within the Information Technology and Financial sectors.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no items requiring adjustment to or disclosure in the financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting held on March 5, 2026 (the “Meeting”), the Board of Trustees (the “Board” and the “Trustees”) considered the renewal of the Management Agreement (the “Management Agreement”) between the Trust and Bretton Capital Management, LLC (“Bretton”) on behalf of the Bretton Fund. In approving the continuation of the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Bretton to the Bretton Fund; (ii) the investment performance of the Bretton Fund; (iii) the cost of the services to be provided and the profits to be realized by Bretton from the relationship with the Bretton Fund; (iv) the extent to which economies of scale will be realized as the Bretton Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Bretton’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished throughout the year at its regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. The Board also considered the presentation made by a representative of Bretton at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, as well as information relevant to their consideration of the Management Agreement including: (i) information regarding the services and support provided to the Bretton Fund and its shareholders by Bretton; (ii) assessments of the investment performance of the Bretton Fund by the principals of Bretton; (iii) commentary on the reasons for the performance; (iv) presentations addressing Bretton’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Bretton Fund and Bretton; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Bretton; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Bretton, including financial information, a description of personnel and the services provided to the Bretton Fund, information on investment advice, performance, summaries of Bretton Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Bretton Fund; (iii) the anticipated effect of size on the Bretton Fund’s performance and expenses; and (iv) benefits to be realized by Bretton from its relationship with the Bretton Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent, and Quality of the Services Provided by Bretton

In considering the nature, extent, and quality of the services provided by Bretton, the Trustees reviewed the responsibilities of Bretton under the Management Agreement. The Trustees reviewed the services being provided by Bretton including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Bretton Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees considered the coordination of services for the Bretton Fund among Bretton and the service providers and the Independent Trustees; and the efforts of Bretton to promote the Bretton Fund and grow its assets. The Trustees noted the quality of Bretton’s principals and their commitment to the Bretton Fund and the continued cooperation with the Independent Trustees and legal counsel for the Bretton Fund. The Trustees evaluated Bretton’s principals, including their education and experience. After reviewing the foregoing information and further information in the materials provided by Bretton, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Bretton were satisfactory and adequate for the Bretton Fund.

2. Investment Performance of the Bretton Fund and Bretton

In considering the investment performance of the Bretton Fund and Bretton, the Trustees compared the short-term and long-term performance of the Bretton Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Bretton Fund, the Trustees compared the Bretton Fund’s performance to its Morningstar’s category, the U.S. Fund Large Blend category (the “Category”) and to a group of funds of similar size, style, and objective, derived from the Category with assets ranging from $70 million to $165 million, excluding index funds (the “Peer Group”). They also compared the Bretton Fund’s performance to its benchmark index, the S&P 500 Index (the “S&P Index”), and noted that for the 1-year and 3-year periods ended December 31, 2025, the Fund underperformed the S&P 500 and its Category. The Trustees then noted that for the 5-year and 10-year periods ended December 31, 2025, the Fund underperformed the S&P 500 but outperformed its Category.

The Trustees reflected on the management style utilized for the Bretton Fund, noting that Bretton’s long-term investment strategy has performed well since the Fund’s inception. They discussed Bretton Fund’s portfolio, noting that the Fund typically maintains a portfolio of 20 positions or less. The Trustees considered the potential volatility of a portfolio the size of the Bretton Fund’s and the impact that can have on performance. They discussed Bretton’s ongoing analysis of the investment strategy used to manage the Bretton Fund and Bretton’s willingness to modify the investment strategy as deemed necessary and prudent. After reviewing and discussing the investment performance of the Bretton Fund further, Bretton’s experience managing the Bretton Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Bretton Fund and Bretton was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Bretton

In considering the costs of the services to be provided and profits to be realized by Bretton from the relationship with the Bretton Fund, the Trustees considered: (1) Bretton’s financial condition and the level of commitment to the Bretton Fund and Bretton by the principals of Bretton; (2) the asset level of the Bretton Fund; (3) the overall expenses of the Bretton Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Bretton regarding its profits associated with managing the Bretton Fund. The Trustees also considered potential benefits for Bretton in managing the Bretton Fund. The Trustees then compared the fees and expenses of the Bretton Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Management Agreement and compared them to the average management fee of the Category and Peer Group, noting that the Bretton Fund’s management fee was higher than the average management fee for the Category and Peer Group. They also noted that the Bretton Fund’s expense ratio was higher than the average expense ratio for the Category and Peer Group, but it was within the range of expense ratios of the Category and Peer Group. The Trustees also recognized that Bretton was obligated to pay certain operating expenses of the Bretton Fund out of its management fee, and that after paying those expenses, Bretton’s relationship with the Bretton Fund was profitable. Based on the foregoing, the Board concluded that the fees to be paid to Bretton and the profits to be realized by Bretton, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Bretton.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Bretton Fund’s size and whether management fee levels reflect those economies of scale for the benefit of the Bretton Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Bretton Fund’s shareholders had experienced benefits from the fact that Bretton was obligated to pay certain of the Bretton Fund’s operating expenses which had the effect of limiting the overall fees paid by the Bretton Fund. In light of its ongoing consideration of the Bretton Fund’s asset levels, expectations for growth in the Fund, Bretton’s commitment to consider adding fee breakpoints as the Fund grows, and fee levels, the Board determined that the Bretton Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Bretton.

5. Possible conflicts of interest and benefits to Bretton

In considering Bretton’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the principals of Bretton; the basis of decisions to buy or sell securities for the Bretton Fund; and the substance and administration of Bretton’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Bretton’s potential conflicts of interest. The Board noted that Bretton does not use “soft dollars,” has no affiliated companies and does not manage any other accounts for clients. The Trustees noted and accepted Bretton’s representation that it does not realize any benefits from advising the Bretton Fund other than the direct benefit of being compensated by the Bretton Fund for serving as its investment adviser. Based on the foregoing, the Board determined that Bretton’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Independent Trustees met in executive session with Counsel at the end of the Meeting to discuss the continuation of the Management Agreement. The officers of the Trust and others present were excused during this discussion.

After further review and discussion, it was the Trustees’ determination that the best interests of the Bretton Fund’s shareholders were served by the renewal of the Agreements.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 8/27/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 8/27/2026

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 8/27/2026